UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2012

Aceto Corporation

 (Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY 11050

 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders (the “Meeting”) of Aceto Corporation (the “Company”) held on December 6, 2012, the Company’s shareholders approved the adoption of the Aceto Corporation Executive Performance Award Plan (the “Executive Plan”) and the amended and restated Aceto Corporation 2010 Equity Participation Plan (the “Equity Plan”).

The terms and conditions of each of the Executive Plan and Equity Plan and information pertaining to certain participants in the Executive Plan and Equity Plan are described in detail in Proposal 3 and Proposal 4 of the Company’s proxy statement for the Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2012, and is available at the SEC’s website at www.sec.gov, and such descriptions are incorporated by reference herein. The full text of the Executive Plan and the full text of the Equity Plan are included as Appendix A and Appendix B, respectively, in the Company’s proxy statement and are incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

As described above, on December 6, 2012, the Company held its Annual Meeting of Shareholders (the “Meeting”).  The matters voted on at the Meeting were:  the election of directors, approval of the advisory vote on executive compensation, approval of the Executive Plan, approval of the amended and restated Equity Plan and the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.
The election of nominees Albert L. Eilender, Robert A. Wiesen, Hans C. Noetzli, William N. Britton, Richard P. Randall, Salvatore Guccione and Natasha Giordano as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall be elected.

The votes were cast for this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES

Albert L. Eilender	17,867,894	1,098,432	5,541,931
Robert A. Wiesen	15,986,980	2,979,346	5,541,931
Hans C. Noetzli	18,126,949	839,377	5,541,931
William N. Britton	17,940,127	1,026,199	5,541,931
Richard P. Randall	16,721,013	2,245,313	5,541,931
Salvatore Guccione	17,890,253	1,076,073	5,541,931
Natasha Giordano	18,130,660	835,666	5,541,931

Each nominee was elected a director of the Company.

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2.	The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

17,904,750	876,550	185,026	5,541,931

3.	Approval of the Executive Plan

The votes were cast for this matter as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

17,573,957	1,248,572	143,797	5,541,931

The Executive Plan was approved.

4.	Approval of the Equity Plan, as amended and restated

The votes were cast for this matter as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

15,678,618	3,235,991	51,717	5,541,931

The Equity Plan, as amended and restated was approved.

5.
The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2013 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN

24,374,503	73,640	60,114

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: December 10, 2012	By:	/s/ Albert L. Eilender
Albert L. Eilender
Chairman of the Board and Chief Executive Officer

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